                                                                   EXHIBIT 10.22

                  AMENDMENT NO. 2 TO SHAREHOLDERS' AGREEMENT

     AMENDMENT NO. 2 TO SHAREHOLDERS' AGREEMENT, dated as of February 4, 2000 (this "Amendment") to that certain Shareholders' Agreement dated as of April 23,
       ---------
1999, as amended by Amendment No. 1 dated February 2, 2000 ("Amendment No. 1"),
                                                             ---------------
between BROADVIEW NETWORKS HOLDINGS, INC. (f/k/a Coaxicom, Inc.), a Delaware corporation (the "Company"), Baker Communications Fund, L.P. ("Baker"), Joel
                  -------                                      -----
Gross, those parties listed on Schedule I to the (i) Series A Preferred Stock Purchase Agreement, dated as of January 29, 1998, by and among the Company and the Series A Holders, and (ii) the Series B Preferred Stock Purchase Agreement, dated as of September 9, 1998, by and among the Company and the Series B Holders, and each of the individuals listed on the signature pages thereto under the heading "Founders", is made by and between the Company the other parties who appear as signatories to this Amendment (collectively, the "Shareholders").
                                                            ------------

     WHEREAS, Section 3 of Amendment No. 1 contemplated Baker assigning the remainder of its option (the "Baker Option") to purchase shares of 8% Series D
                              ------------
Convertible Redeemable Preferred Stock of the Company ("Series D Preferred
                                                        ------------------
Stock") to the State Treasurer of the State of Michigan, as Custodian of the Michigan Public School Employees' Retirement System, State Employees' Retirement System and Michigan State Police Retirement System (the "State of Michigan
                                                         -----------------
Retirement Systems") on or before February 4, 2000, conditional upon the State
------------------
of Michigan Retirement Systems exercising their assigned option on or before such date.

     WHEREAS, Baker now desires to assign the remainder of its option to the State of Michigan Retirement Systems, and the State of Michigan Retirement Systems desire to exercise their assigned option as of the date hereof, subject to the terms of this Amendment, and the Company and the Purchasers desire to approve and consent to such exercise; and

     WHEREAS, the Shareholders have previously acknowledged that the State of Michigan Retirement Systems are collectively a Permitted Transferee of Baker, and waived any and all rights of first offer, tag along rights and preemptive rights to which they may have been entitled under the Shareholders' Agreement with respect to Baker's assignment of portions of the Baker Option or the Company's issuance of Series D Preferred Stock; and

     NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and the Purchasers hereby agree as follows:

     SECTION 1.  Definitions.  Capitalized terms used but not otherwise defined
                 -----------
herein shall have the meaning given to them in the Shareholders' Agreement or, if not defined therein, in the Company's Certificate of Incorporation, as amended.

     SECTION 2. Amendments to Shareholders' Agreement.  The Shareholders'
                -------------------------------------
Agreement is hereby amended as of the date hereof as follows:

     (a)  The first sentence is amended and restated in its entirety as follows:

               "THIS SHAREHOLDERS' AGREEMENT (this "Agreement") is made and entered into effective as of April 23, 1999 among Broadview Networks Holdings, Inc. (f/k/a Coaxicom, Inc.), a Delaware corporation (the "Company"), Baker Communications Fund, L.P. ("Baker"), the State Treasurer of the State of Michigan, as Custodian of the Michigan Public School Employees' Retirement System, State Employees' Retirement System and Michigan State Police Retirement System (the "State of Michigan Retirement Systems"), Joel Gross, those parties listed on Schedule I to the (i) Series A Preferred Stock Purchase Agreement (the "Series A Holders"), dated as of January 29, 1998, by and among the Company and the Series A Holders, and (ii) Series B Preferred Stock Purchase Agreement (the "Series B Holders"), dated as of September 9, 1998, by and among the Company and the Series B Holders (the Series A Holders and the Series B Holders are collectively referred to herein as, the "Holders"), and each of the individuals listed on the signature pages hereto under the heading "Founders" (collectively, the Founders, the Holders, Baker, the State of Michigan Retirement Systems, Joel Gross and their respective Permitted Transferees (as defined herein) are collectively referred to herein, as the "Stockholders").

     (b)  Section 26(a) is hereby amended and restated in its entirety as
          -------------
follows:

               (a) To the fullest extent permitted by applicable law and public policy, the parties hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the Borough of Manhattan, State of New York over any dispute arising or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action or proceeding related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law and public policy, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     SECTION 3.  Agreement to be Bound by Shareholders' Agreement.  Upon the
                 ------------------------------------------------
State of Michigan Retirement Systems' execution of this Amendment, the Shareholders' Agreement shall be binding upon and inure to the benefit of the State of Michigan Retirement Systems and their permitted assigns.

     SECTION 4.  Capitalization. The Company hereby represents and warrants to
                 --------------
the Shareholders that the authorized and issued capital stock of the Company immediately prior to and immediately after the February 2, 2000 and February 4, 2000 closings of the sale of shares of Series D Preferred Stock is set forth in Schedule A attached hereto.

     SECTION 5.  Waiver of Preemptive Rights.  Each Shareholder hereby waives
                 ---------------------------
any preemptive rights to which he or it may be entitled under the Stockholders Agreement with respect to all issuances of capital stock or other securities by the Company prior to the date hereof that are reflected in Schedule A.

     SECTION 6.  No Implied Amendments.  Except as herein amended, the
                 ---------------------
Shareholders' Agreement shall remain in full force and effect and is ratified in all respects. On and after the effectiveness of this Amendment, each reference in the Shareholders' Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Shareholders' Agreement in any other agreements, documents or instruments executed and delivered pursuant to the Securities Purchase Agreement, shall mean and be a reference to the Shareholders' Agreement, as amended by this Amendment.

     SECTION 7.  Effective Date.  This Amendment shall be effective as of the
                 --------------
date hereof.

     SECTION 8. Counterparts.  This Amendment may be executed by the parties
                ------------
hereto in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                 *   *   *   *

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                              BROADVIEW NETWORKS HOLDING, INC.


                              By:    /s/ Vern M. Kennedy
                                 ------------------------------
                                  Name:  Vern M. Kennedy
                                  Title: President and CEO


                              BAKER COMMUNICATIONS FUND, L.P.

                              By:  Baker Capital Partners, LLC
                                     Its General Partner


                              By:    /s/ Edward Scott
                                 ------------------------------
                                  Name:  Edward Scott
                                  Title: General Partner




                              The State Treasurer of the State of Michigan, as Custodian of the Michigan Public School Employees' Retirement System, State Employees' Retirement System and Michigan State Police Retirement System


                              By:    /s/ David C. Turner
                                 ------------------------------
                                  Name:  David C. Turner
                                  Title: Administrator, Alternative
                                         Investments Division


                              JOEL GROSS


                              /s/ Joel Gross
                              ------------------------------

                              COMMUNICATIONS VENTURES II, L.P.
                              By its General Partner ComVenII, LLC


                              By:    /s/ Roland A. Van der Meer
                                 ------------------------------
                                  Name:  Roland A. Van der Meer
                                  Title: Member


                              COMMUNICATIONS VENTURES II
                                    AFFILIATES FUND, L.P.


                              By:    /s/ Roland A. Van der Meer
                                 ------------------------------
                                  Name:  Roland A. Van der Meer
                                  Title: Member


                              NEW ENTERPRISE ASSOCIATES VII, L.P.

                              By:  NEA Partners VII, L.P.,
                                     General Partner


                              By:    /s/ Peter Barris
                                 ------------------------------
                                  Name:
                                  Title:


                              NEA PRESIDENTS FUND


                              By:    /s/ Peter Barris
                                 ------------------------------
                                  Name:
                                  Title:


                              NEA VENTURES 1998, L.P.


                              By:    /s/ Peter Barris
                                 ------------------------------
                                  Name:
                                  Title:

                              WPG ENTERPRISE FUND III, L.L.C.

                              By:  WPG VC Fund Adviser, LLC.,
                                     Fund Investment Advisory Member


                              By:    /s/ Barry Eggers
                                 ------------------------------
                                  Name:  Barry Eggers
                                  Title:  Managing Member


                              WEISS, PECK & GREER VENTURE
                                    ASSOCIATES IV, L.L.C.

                              By:  WPG VC Fund Adviser, L.L.C.,
                                     Fund Investment Advisory Member


                              By:    /s/ Barry Eggers
                                 ------------------------------
                                  Name:  Barry Eggers
                                  Title:  Managing Member


                              WPG INFORMATION SCIENCES
                                    ENTREPRENEUR FUND, L.P.

                              By:  WPG VC Fund Adviser, L.L.C.
                                     General Partner


                              By:    /s/ Barry Eggers
                                 ------------------------------
                                  Name:  Barry Eggers
                                  Title:  Managing Member


                              WEISS, PECK & GREER VENTURE
                                    ASSOCIATES IV CAYMAN, L.P.

                              By:  WPG VC Fund Adviser, L.L.C.,
                                    Fund Investment Advisory Partner


                              By:    /s/ Barry Eggers
                                 ------------------------------
                                  Name:  Barry Eggers
                                  Title:  Managing Member

                              /s/ Vern M. Kennedy
                              --------------------------------
                              Vern M. Kennedy


                              /s/ Terrence J. Anderson
                              --------------------------------
                              Terrence J. Anderson


                              /s/ Philip B. Smith
                              --------------------------------
                              Philip B. Smith


                              /s/ Tracy W. Korman
                              --------------------------------
                              Tracy W. Korman